UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2004
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          New York                   333-105805                  13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

270 Park Avenue
New York, New York                                                      10167
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as exhibits are Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) furnished to the Registrant by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. and Nomura Securities International, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99.1)                                  Computational Materials prepared by J.P.
                                        Morgan Securities Inc., Merrill Lynch,
                                        Pierce, Fenner & Smith Incorporated, PNC
                                        Capital Markets, Inc. and Nomura
                                        Securities International, Inc. in
                                        connection with certain classes of the
                                        J.P. Morgan Chase Commercial Mortgage
                                        Securities Corp., Commercial Mortgage
                                        Pass-Through Certificates, Series
                                        2004-PNC1.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2004

                                        J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.


                                        By:   /s/ Mark Levine
                                           -------------------------------------
                                           Name:  Mark Levine
                                           Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Computational Materials prepared by J.P.              E
                  Morgan Securities Inc., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated, PNC
                  Capital Markets, Inc. and Nomura
                  Securities International, Inc. in
                  connection with certain classes of the
                  J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2004-PNC1.